UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 28, 2007

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                                                                              Delaware                                                                         1-9273                                                    75-1285071
                                                                          (State or Other Jurisdiction                                                           (Commission                                                  (IRS Employer
                                                                                             of Incorporation)                                                           File Number)                                                Identification No.)

                                                                                          4845 US Hwy. 271 N.
                                                                                           Pittsburg, Texas                                                                      75686-0093
                                                                                          (Address of Principal Executive Offices)                                              (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 28, 2007, the Board of Directors of Pilgrim’s Pride Corporation (the “Company”) approved the amendment and restatement of the Company's Bylaws.  Article 7 of the Bylaws was amended to provide that the Company may issue shares of its capital stock with or without certificates. This amendment was made in response to the listing requirements of the New York Stock Exchange (the "NYSE") that require all NYSE-listed companies to be eligible to participate in a direct registration system by January 1, 2008.

In addition, Article 5 of the Bylaws was amended to specifically designate the Senior Chairman of the Board as an officer of the Company, and to remove the section specifically designating the Vice Chairman of the Board as an officer position. Article 2, Article 7 and Article 8 were amended to update and consolidate into one Article the provisions regarding record dates.  Section 2.13 of the previous version of the Bylaws denying preemptive rights was deleted because the deleted provision was unnecessary to deny preemptive rights under the General Corporation Law of the State of Delaware (the "DGCL") and the deleted provision was redundant.

In addition, a number of other technical updates and edits were made to conform the Bylaws to the newly amended provisions and the current DGCL, including , among other things, with respect to the Company's designation of its registered office and agent (Section 1.2); the timing of the annual stockholder meetings, remote participation in stockholder meetings, voting lists and adjournment of stockholder meetings (Sections 2.2, 2.4, 2.5 and 2.6); the ability to appoint proxies by electronic transmission (Section 2.9); procedures for submitting stockholder proposals (Section 2.12); qualification of Directors (Section 3.2); voting on Directors (Section 3.4); removal of Directors (Section 3.6); Directors' meetings and action without a meeting (Sections 3.7 and 3.8); Board Committees (Section 3.9); interested Directors and officers (Section 3.12); notice of meetings (Sections 4.1 and 4.2); removal of officers (Section 5.6); indemnification (Article 6); signatures on stock certificates and restrictions on transfer (Sections 7.2 and 7.6); dividends (Section 8.1); annual statement (Section 8.4 of the previous version of the Bylaws); resignations (Section 8.7); and telephone meetings (Section 8.10).

The description of the amendments to the Bylaws set forth above is qualified by reference to the full text of the Amended and Restated Bylaws of the Company, clean and marked versions of which are filed hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 9.01.                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                                             Description

3.1                           Amended and Restated Corporate Bylaws of Pilgrim's Pride Corporation.

3.2	Amended and Restated Corporate Bylaws of Pilgrim's Pride Corporation (marked to show changes to the version of the Bylaws in effect prior to November 28, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date: December 4, 2007	By: /s/ Richard A. Cogdill
Richard A. Cogdill
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number                                                             Description

3.1                           Amended and Restated Corporate Bylaws of Pilgrim's Pride Corporation.

3.2	Amended and Restated Corporate Bylaws of Pilgrim's Pride Corporation (marked to show changes to the version of the Bylaws in effect prior to November 28, 2007).